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                                                                     EXHIBIT 1.1

                             UNDERWRITING AGREEMENT

                      R.J. REYNOLDS TOBACCO HOLDINGS, INC.

          Unconditionally Guaranteed by R. J. Reynolds Tobacco Company
                            and RJR Acquisition Corp.

                                 Debt Securities

                   Underwriting Agreement Standard Provisions

         From time to time, R.J. Reynolds Tobacco Holdings, Inc., a Delaware corporation (the "Company"), may enter into one or more underwriting agreements in the form of Annex A hereto that incorporate by reference these Standard Provisions (collectively with these Standard Provisions, an "Underwriting Agreement") that provide for the sale of the securities designated in such Underwriting Agreement (the "Securities") to the several Underwriters named therein (the "Underwriters"), for whom the Underwriters named therein shall act as representatives (the "Representatives"). The Underwriting Agreement, including these Standard Provisions, is sometimes referred to herein as this "Agreement". The Securities are required to be unconditionally guaranteed (the "Guarantees") on a senior unsecured basis as described in the Prospectus by R.
J. Reynolds Tobacco Company ("RJRT") and RJR Acquisition Corp. ("RJRA"). The Securities will be issued pursuant to an Indenture dated as of May 20, 2002 (the "Indenture") among the Company, as issuer, RJRT and RJRA, as guarantors (the "Guarantors"), and The Bank of New York, as trustee (the "Trustee").

         1. Registration Statement. The Company, RJRT and RJRA have prepared and filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Securities Act"), a registration statement on Form S-3 (File Nos. 333-58386), including a prospectus (the "Basic Prospectus"), relating to the debt securities to be issued from time to time by the Company. The Company, RJRT and RJRA have also filed, or propose to file, with the Commission pursuant to Rule 424 under the Securities Act a prospectus supplement specifically relating to the Securities (the "Prospectus Supplement"). The registration statement, as amended at the time it becomes effective, including the information, if any, deemed pursuant to Rule 430A under the Securities Act to be part of the registration statement at the time of its effectiveness ("Rule 430 Information"), is referred to herein as the "Registration Statement"; and as used herein, the term "Prospectus" means the Basic

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Prospectus as supplemented by the prospectus supplement specifically relating to the Securities in the form first used to confirm sales of the Securities and the term "Preliminary Prospectus" means the preliminary prospectus supplement specifically relating to the Securities together with the Basic Prospectus. If the Company, RJRT and RJRA have filed an abbreviated registration statement pursuant to Rule 462(b) under the Securities Act (the "Rule 462 Registration Statement"), then any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462 Registration Statement. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Registration Statement and the Prospectus. References herein to the Registration Statement, the Basic Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein. The terms "supplement," "amendment" and "amend" as used herein with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed by each of the Company, RJRT and RJRA under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (the "Exchange Act") subsequent to the date of the Underwriting Agreement which are deemed to be incorporated by reference therein. For purposes of this Agreement, the term "Effective Time" means the date and time the Registration Statement became effective, and, if later, the date of filing of the Company's most recent Annual Report on Form 10-K.

         2. Purchase of the Securities by the Underwriters. (a) Each of the Company, RJRT and RJRA agrees to issue and sell the Securities to the several Underwriters named in the Underwriting Agreement, and each Underwriter, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, agrees, severally and not jointly, to purchase from the Company, RJRT and RJRA the respective principal amount of Securities set forth opposite such Underwriter's name in the Underwriting Agreement at the purchase price set forth in the Underwriting Agreement.

         (b) Payment for and delivery of the Securities will be made at the time and place set forth in the Underwriting Agreement. The time and date of such payment and delivery is referred to herein as the "Closing Date".

         3. Representations and Warranties of each of the Company, RJRT and RJRA. Each of the Company, RJRT and RJRA, jointly and severally, represent and warrant to each Underwriter that:

         (a) Registration Statement and Prospectus. The Registration Statement has become effective under the Securities Act; no order suspending the effectiveness of the Registration Statement has been issued by the Commission and no proceeding for that purpose has been initiated or threatened by the Commission; as of the Effective Time, the Registration Statement complied in all material respects with the Securities Act and the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Trust Indenture Act"), and


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did not or will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and as of the date of the Prospectus and any amendment or supplement thereto and as of the Closing Date, the Prospectus did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that each of the Company, RJRT and RJRA makes no representation and warranty with respect to (i) that part of the Registration Statement that constitutes the Statement of Eligibility and Qualification (Form T-1) of the Trustee under the Trust Indenture Act or (ii) any statements or omissions in the Registration Statement and the Prospectus and any amendment or supplement thereto made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein.

         (b) Incorporated Documents. (i) Each prospectus supplement to the Registration Statement as delivered from time to time shall incorporate by reference the most recent Annual Report of the Company on Form 10-K filed with the Commission and each Quarterly Report of the Company on Form 10-Q and each Current Report of the Company on Form 8-K filed with the Commission since the end of the fiscal year to which such Annual Report relates. Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference or deemed incorporated by reference in the Registration Statement and the Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder; and (ii) each of the Registration Statement and the Prospectus does not and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Registration Statement and the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein.

         (c) Financial Statements. The financial statements, together with the related schedules and notes, included or incorporated by reference in the Registration Statement and the Prospectus comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and present fairly the financial position of the Company and its subsidiaries at the dates indicated and the statement of operations, stockholders' equity and cash flows of the Company and its consolidated subsidiaries for the periods specified and such financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved except as otherwise disclosed in the Prospectus Supplement.


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         (d)      No Material Adverse Change. There has not occurred any
material adverse change, or any development involving a prospective material adverse change, in the financial condition or results of the operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Registration Statement and the Prospectus.

         (e) Organization and Good Standing. Each of the Company, RJRT and RJRA has been duly incorporated, is validly existing and in good standing under the laws of its jurisdiction of organization, has the corporate power and authority to own its property and to conduct its business as described in the Registration Statement and the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

         (f) Underwriting Agreement. This Agreement has been duly authorized, executed and delivered by each of the Company, RJRT and RJRA.

         (g) The Indenture. The Indenture (1) is duly authorized, executed and delivered by each of the Company, RJRT and RJRA and (2) assuming due authorization, execution and delivery by the trustee, is a valid and binding agreement of each of the Company, RJRT and RJRA, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principles of equity.

         (h) The Securities and the Guarantees. The Securities have been duly authorized by each of the Company, RJRT and RJRA and, when duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of each of the Company, RJRT and RJRA enforceable against each of the Company, RJRT and RJRA in accordance with their terms and will be entitled to the benefits of the Indenture; the Guarantees to be contained in the Indenture and to be endorsed on the Securities, assuming (a) the taking of all necessary corporate action to approve the issuance and terms of the Guarantees and related matters by the Board of Directors of each of RJRT and RJRA, a duly constituted and acting committee of such Board or duly authorized officers of each of RJRT and RJRA, (b) the due execution, authentication, issuance and delivery of the Securities underlying the Guarantees upon payment for and delivery of the Securities in accordance with this Agreement and (c) the due execution, delivery and issuance of the Guarantees, will constitute the valid and legally binding obligation of each of RJRT and RJRA enforceable against each of RJRT and RJRA in accordance with its terms and entitled to the benefits of the Indenture, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principles of equity.


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         (i)      Descriptions of the Transaction Documents. Each of this
Agreement, the Indenture and the Securities (the "Transaction Documents") conforms in all material respects to the description thereof contained in the Registration Statement and the Prospectus.

         (j) No Conflicts and No Consents Required. The execution, delivery and performance by each of the Company, RJRT and RJRA of each of the Transaction Documents will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company, RJRT or RJRA, or any material agreement or other material instrument binding upon any of them, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company, RJRT or RJRA and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company, RJRT and RJRA of its obligations under any of the Transaction Documents except such as have been obtained under the Securities Act and the Trust Indenture Act and such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities.

         (k) Legal Proceedings. There are no legal or governmental proceedings pending or, to the best of the Company's knowledge, threatened to which the Company or any of its subsidiaries is a party or to which any of their properties is subject other than proceedings accurately described in all material respects in the Registration Statement and the Prospectus and proceedings that would not have a material adverse effect on the Company and its subsidiaries, taken as a whole, or on the power or ability of the Company, RJRT or RJRA to perform its obligations under the Transaction Documents or to consummate the transactions contemplated by the Registration Statement and the Prospectus.

         (l) Environmental Laws. Each of the Company, RJRT and RJRA (1) is in compliance with any and all applicable federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (2) has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its respective business and (3) is in compliance with all terms and conditions of any such permit, license or approval, except as described in the Registration Statement and the Prospectus and except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole. There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a material


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adverse effect on the Company and its subsidiaries, taken as a whole, except as described in the Registration Statement and the Prospectus.

         (m) Independent Accountants. Each of KPMG LLP and Deloitte & Touche LLP, who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants with respect to the Company and its subsidiaries as required by the Securities Act.

         (n) Investment Company Act. None of the Company, RJRT or RJRA is or, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Registration Statement and the Prospectus, will be, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

         4. Further Agreements of the Company. The Company covenants and agrees with each Underwriter that:

         (a) Filings with the Commission. The Company will (i) prepare the Rule 462(b) Registration Statement, if necessary, in a form approved by the Underwriters and file such Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) under the Securities Act by 10:00 a.m. New York City time on the business day immediately following the date of determination of the public offering price of the Securities and, at the time of filing, either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Securities Act and (ii) file the Prospectus in a form approved by the Underwriters with the Commission pursuant to Rule 424 under the Securities Act not later than the close of business on the second business day following the date of determination of the public offering price of the Securities or, if applicable, such earlier time as may be required by Rule 424(b) and Rule 430A under the Securities Act; and the Company will furnish copies of the Prospectus to the Underwriters in New York City prior to 10:00 A.M., New York City time, on the business day next succeeding the date of this Agreement in such quantities as the Representatives may reasonably request.

         (b) Delivery of Copies. The Company will deliver, without charge, to each Underwriter during the Prospectus Delivery Period, as many copies of the Prospectus (including all amendments and supplements thereto and documents incorporated by reference therein) as the Representatives may reasonably request. As used herein, the term "Prospectus Delivery Period" means such period of time after the first date of the public offering of the Securities as in the opinion of counsel for the Underwriters a prospectus relating to the Securities is required by law to be delivered in connection with sales of the Securities by any Underwriter or dealer.

         (c) Amendments or Supplements. Before filing any amendment or supplement to the Registration Statement or the Prospectus during the Prospectus


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Delivery Period, the Company will furnish to the Representatives and counsel for the Underwriters a copy of the proposed amendment or supplement for review and will not file any such proposed amendment or supplement to which the Representatives reasonably object unless the Company is required by law to make such filing.

         (d) Notice to the Representatives. The Company will advise the Representatives promptly, and confirm such advice in writing if any of the following events occur during the Prospectus Delivery Period, (i) when any amendment to the Registration Statement has been filed or becomes effective;
(ii) when any supplement to the Prospectus or any amendment to the Prospectus has been filed; (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or the receipt of any comments from the Commission relating to the Registration Statement or any other request by the Commission for any additional information;
(iv) of the issuance by the Commission of any order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus or the Prospectus or the initiation or threatening of any proceeding for that purpose; (v) of the occurrence of any event within the Prospectus Delivery Period as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, not misleading; and (vi) of the receipt by the Company of any notice with respect to any suspension of the qualification of the Securities for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Company will use its reasonable best efforts to prevent the issuance of any such order suspending the effectiveness of the Registration Statement, preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification of the Securities and, if any such order is issued, will obtain as soon as possible the withdrawal thereof.

         (e) Ongoing Compliance of the Prospectus. If during the Prospectus Delivery Period (i) any event shall occur or condition shall exist as a result of which the Prospectus as then amended or supplemented would include an untrue statement of material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Prospectus to comply with law, the Company will immediately notify the Underwriters thereof and forthwith prepare and, subject to paragraph (c) above, file with the Commission and furnish to the Underwriters and to such dealers as the Representatives may designate, such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law.


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         (f)      Blue Sky Compliance. The Company will qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives shall reasonably request and will continue such qualifications in effect so long as required for distribution of the Securities; provided that the Company shall not be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject.

         (g) Earning Statement. The Company will make generally available to its security holders and the Representatives as soon as practicable an earning statement that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the "effective date" (as defined in Rule 158) of the Registration Statement.

         (h) Clear Market. During the period from the date hereof through and including the Closing Date or such later date as is specified in the Underwriting Agreement, the Company will not, without the prior written consent of the Representatives, offer, sell, contract to sell or otherwise dispose of any debt securities issued or guaranteed by the Company and having a tenor of more than one year.

         (i) Use of Proceeds. The Company will apply the net proceeds from the sale of the Securities as described in the Prospectus under the heading "Use of Proceeds".

         (j) No Stabilization. The Company will not take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities.

         (k) Filing of Exchange Act Documents. The Company will file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act during the Prospectus Delivery Period.

         5. Conditions of Underwriters' Obligations. The obligation of each Underwriter to purchase Securities on the Closing Date as provided herein is subject to the performance by the Company of its covenants and other obligations hereunder and to the following additional conditions:

         (a) Registration Compliance; No Stop Order. If a post-effective amendment to the Registration Statement is required to be filed under the Securities Act, such post-effective amendment shall have become effective, and the Representatives shall have received notice thereof, not later than 5:00 P.M., New York City time, on the date of the Underwriting Agreement; if applicable, the Rule 462(b) Registration Statement shall have become effective by 10:00 a.m. New York City time on the business day following


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the date of the Underwriting Agreement; no order suspending the effectiveness of the Registration Statement shall be in effect, and no proceeding for such purpose shall be pending before or threatened by the Commission; the Prospectus shall have been timely filed with the Commission under the Securities Act and in accordance with Section 4(a) hereof; and all requests by the Commission for additional information shall have been complied with to the reasonable satisfaction of the Representatives.

         (b) Representations and Warranties. The representations and warranties of each of the Company, RJRT and RJRA contained herein shall be true and correct on the date hereof and on and as of the Closing Date; the statements of each of the Company, RJRT and RJRA and its officers made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Closing Date.

         (c) No Downgrading. Subsequent to the execution and delivery of this Agreement, (i) no downgrading shall have occurred in the rating accorded the Securities or any other debt securities or preferred stock of or guaranteed by the Company or any of its subsidiaries by any "nationally recognized statistical rating organization", as such term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of the Securities or of any other debt securities or preferred stock of or guaranteed by the Company or any of its subsidiaries (other than an announcement with positive implications of a possible upgrading).

         (d) No Material Adverse Change. Subsequent to the execution and delivery of this Agreement, no event or condition of a type described in Section 3(d) hereof shall have occurred or shall exist, which event or condition is not described in the Prospectus (excluding any amendment or supplement thereto) and the effect of which in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement and the Prospectus.

         (e) Officer's Certificate. The Representatives shall have received on and as of the Closing Date a certificate of an executive officer of each of the Company, RJRT and RJRA who has specific knowledge of each of the Company's and RJRT's and RJRA's financial matters and is satisfactory to the Representatives (i) confirming that such officer has carefully reviewed the Registration Statement and the Prospectus and, to the best knowledge of such officer, the representation set forth in Section 3(a) hereof is true and correct, (ii) confirming that the other representations and warranties of each of the Company, RJRT and RJRA in this Agreement are true and correct and that each of the Company, RJRT and RJRA has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date and (iii) to the effect set forth in paragraphs
(a), (c) and (d) above.


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         (f)      Comfort Letters. On the date of this Agreement and on the
Closing Date, each of KPMG LLP and Deloitte & Touche LLP shall have furnished to the Representatives, at the request of the Company, letters, dated the respective dates of delivery thereof and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives, containing statements and information of the type customarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained or incorporated by reference in the Registration Statement and the Prospectus; provided that the letters delivered on the Closing Date shall use a "cut-off" date no more than three business days prior to the Closing Date.

         (g) Opinion of Counsel for the Company, RJRT and RJRA. Counsel for the Company, RJRT and RJRA, shall have furnished to the Representatives, at the request of the Company, RJRT and RJRA, their written opinion, dated the Closing Date and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in Annex B hereto.

         (h) Opinion of Counsel for the Underwriters. The Representatives shall have received on and as of the Closing Date an opinion of Davis Polk & Wardwell, counsel for the Underwriters, with respect to such matters as the Representatives may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

         (i) No Legal Impediment to Issuance. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date, prevent the issuance or sale of the Securities; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, prevent the issuance or sale of the Securities.

         (j) Good Standing. The Representatives shall have received on and as of the Closing Date satisfactory evidence of the good standing of the Company, RJRT and RJRA in their respective jurisdictions of organization and their good standing in such other jurisdictions as the Representatives may reasonably request, in each case in writing or any standard form of telecommunication from the appropriate governmental authorities of such jurisdictions.

         (k) Additional Documents. On or prior to the Closing Date, each of the Company, RJRT and RJRA shall have furnished to the Representatives such further certificates and documents as the Representatives may reasonably request.

         All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.


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         6.       Indemnification and Contribution.

         (a) Indemnification of the Underwriters. Each of the Company, RJRT and RJRA, jointly and severally, agrees to indemnify and hold harmless each Underwriter, its affiliates, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, reasonable legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (or any amendment or supplement thereto) or any Preliminary Prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Underwriter furnished to each of the Company, RJRT and RJRA in writing by such Underwriter through the Representatives expressly for use therein; provided, that with respect to any such untrue statement in or omission from any Preliminary Prospectus, the indemnity agreement contained in this paragraph (a) shall not inure to the benefit of any Underwriter to the extent that the sale to the person asserting any such loss, claim, damage or liability was an initial resale by such Underwriter and any such loss, claim, damage or liability of or with respect to such Underwriter results from the fact that both (i) to the extent required by applicable law, a copy of the Prospectus was not sent or given to such person at or prior to the written confirmation of the sale of such Securities to such person and (ii) the untrue statement in or omission from such Preliminary Prospectus was corrected in the Prospectus unless, in either case, such failure to deliver the Prospectus was a result of non-compliance by the Company with the provisions of Section 4 hereof.

         (b) Indemnification of the Company, RJRT and RJRA. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless each of the Company, RJRT and RJRA and its directors, its officers who signed the Registration Statement and each person, if any, who controls the Company, RJRT or RJRA within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement and the Prospectus (or any amendment or supplement thereto) or any Preliminary Prospectus, it being understood and agreed that the only such information consists of the information identified in the Underwriting Agreement as being provided by the Underwriters.

         (c) Notice and Procedures. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such person (the "Indemnified Person") shall promptly notify the person against whom such indemnification may be sought (the "Indemnifying Person") in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under this Section 6 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under this Section 6. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 6 that the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for any Underwriter, its affiliates, directors and officers and any control persons of such Underwriter shall be designated in writing by the Representatives and any such separate firm for each of the Company, RJRT and RJRA and its directors, its officers who signed the Registration Statement and any control persons of the Company shall be designated in writing by each of the Company, RJRT and RJRA. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the Indemnifying Person of such request and (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

         (d) Contribution. If the indemnification provided for in paragraphs (a) and (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, RJRT and RJRA on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company, RJRT and RJRA on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company, RJRT and RJRA on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Company, RJRT and RJRA from the sale of the Securities and the total underwriting discounts and commissions received by the Underwriters in connection therewith, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate offering price of the Securities. The relative fault of the Company, RJRT and RJRA on the one hand and the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, RJRT and RJRA or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         (e) Limitation on Liability. Each of the Company, RJRT and RJRA and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this Section 6, in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by such Underwriter with respect to the offering of the Securities exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 6 are several in proportion to their respective purchase obligations hereunder and not joint.

         (f)      Non-Exclusive Remedies. The remedies provided for in this
Section 6 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Person at law or in equity.

         7. Termination. This Agreement may be terminated in the absolute discretion of the Representatives, by notice to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on the New York Stock Exchange or the over-the-counter market; (ii) trading of any securities issued or guaranteed by the Company, RJRT or RJRA shall have been suspended on any exchange or in any over-the-counter market; (iii) a general moratorium on commercial banking activities shall have been declared by federal or New York State authorities; or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States, that, in the judgment of the Representatives, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement and the Prospectus.

         8. Defaulting Underwriter. (a) If, on the Closing Date, any Underwriter defaults on its obligation to purchase the Securities that it has agreed to purchase hereunder, the non-defaulting Underwriters may in their discretion arrange for the purchase of such Securities by other persons satisfactory to the Company on the terms contained in this Agreement. If, within 36 hours after any such default by any Underwriter, the non-defaulting Underwriters do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Underwriters to purchase such Securities on such terms. If other persons become obligated or agree to purchase the Securities of a defaulting Underwriter, either the non-defaulting Underwriters or the Company may postpone the Closing Date for up to five full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the

Underwriters may be necessary in the Registration Statement and the Prospectus or in any other document or arrangement, and the Company agrees to promptly prepare any amendment or supplement to the Registration Statement and the Prospectus that effects any such changes. As used in this Agreement, the term "Underwriter" includes, for all purposes of this Agreement unless the context otherwise requires, any person not listed in the Underwriting Agreement that, pursuant to this Section 8, purchases Securities that a defaulting Underwriter agreed but failed to purchase.

         (b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Company as provided in paragraph (a) above, the aggregate principal amount of such Securities that remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Securities, then the Company shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Securities that such Underwriter agreed to purchase hereunder plus such Underwriter's pro rata share (based on the principal amount of Securities that such Underwriter agreed to purchase hereunder) of the Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made.

         (c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Company as provided in paragraph (a) above, the aggregate principal amount of such Securities that remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Securities, or if the Company shall not exercise the right described in paragraph (b) above, then this Agreement shall terminate without liability on the part of the non-defaulting Underwriters. Any termination of this Agreement pursuant to this
Section 8 shall be without liability on the part of the Company, RJRT or RJRA, except that each of the Company, RJRT and RJRA will continue to be liable with respect to non-defaulting Underwriters for the payment of expenses as set forth in Section 9 hereof and except that the provisions of Section 6 hereof shall not terminate and shall remain in effect.

         (d) Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company, RJRT or RJRA or any non-defaulting Underwriter for damages caused by its default.

         9. Payment of Expenses. (a) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company will pay or cause to be paid all costs and expenses incident to the performance of its obligations hereunder, including without limitation, (i) the costs incident to the authorization, issuance, sale, preparation and delivery of the Securities and any taxes payable in that connection; (ii) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement, the Preliminary Prospectus and the Prospectus (including all exhibits, amendments and supplements thereto) and the distribution thereof;
(iii) the costs of reproducing and distributing each of the Transaction

Documents; (iv) the fees and expenses of the Company's counsel and independent accountants; (v) the fees and expenses incurred in connection with the registration or qualification and determination of eligibility for investment of the Securities under the laws of such jurisdictions as the Representatives may designate and the preparation, printing and distribution of a Blue Sky Memorandum (including the related fees and expenses of counsel for the Underwriters); (vi) any fees charged by rating agencies for rating the Securities; (vii) the fees and expenses of the Trustee and any paying agent (including related fees and expenses of any counsel to such parties); (viii) all expenses and application fees incurred in connection with any filing with, and clearance of any offering by, the National Association of Securities Dealers, Inc.; and (ix) all expenses incurred by the Company in connection with any "road show" presentation to potential investors.

         (b)      If (i) this Agreement is terminated pursuant to Section 7,
(ii) the Company for any reason fails to tender the Securities for delivery to the Underwriters or (iii) the Underwriters decline to purchase the Securities for any reason permitted under this Agreement, the Company agrees to reimburse the Underwriters for all out-of-pocket costs and expenses (including the fees and expenses of their counsel) reasonably incurred by the Underwriters in connection with this Agreement and the offering contemplated hereby.

         10. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and any controlling persons referred to herein, and the affiliates of each Underwriter referred to in
Section 6 hereof. Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. No purchaser of Securities from any Underwriter shall be deemed to be a successor merely by reason of such purchase.

         11. Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of each of the Company, RJRT and RJRA and the Underwriters contained in this Agreement or made by or on behalf of each of the Company, RJRT and RJRA or the Underwriters pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of the Company, RJRT, RJRA or the Underwriters.

         12. Certain Defined Terms. For purposes of this Agreement, (a) except where otherwise expressly provided, the term "affiliate" has the meaning set forth in Rule 405 under the Securities Act; (b) the term "business day" means any day other than a day on which banks are permitted or required to be closed in New York City; and (c) the term "subsidiary" has the meaning set forth in Rule 405 under the Securities Act.

         13. Miscellaneous. (a) Authority of the Representatives. Any action by the Underwriters hereunder may be taken by the Representatives on behalf of the Underwriters, and any such action taken by the Representatives shall be binding upon the Underwriters.

         (b) Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication. Notices to the Underwriters shall be given to the Representatives at the addresses set forth in the Underwriting Agreement. Notices to each of the Company, RJRT and RJRA shall be given to it at R.J. Reynolds Tobacco Holdings, Inc., 401 North Main Street, Winston-Salem, North Carolina 27102, (fax: (336) 741-2998);
Attention: General Counsel, or if different, to the address set forth in the Underwriting Agreement.

         (c) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         (d) Amendments or Waivers. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

         (e) Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

                                                                         Annex A

                        [Form of Underwriting Agreement]

                             Underwriting Agreement

                             _______________, ____

[Name(s) of Representative(s)]
As Representative(s) of the
several Underwriters listed
in Schedule 1 hereto
c/o [Name(s) and Address(es) of Representative(s)]

Ladies and Gentlemen:

         R.J. Reynolds Tobacco Holdings, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to the several Underwriters listed in
Schedule 1 hereto (the "Underwriters"), for whom you are acting as representatives (the "Representatives"), $____________ principal amount of its _____% Notes due 20__ having the terms set forth in Schedule 2 hereto (the "Securities"). The Securities will be issued pursuant to an Indenture dated as of May ___, 2002 (the "Indenture") among the Company as issuer (the "Issuer") R.
J. Reynolds Tobacco Company ("RJRT") and RJR Acquisition Corp. ("RJRA"), as guarantors (the "Guarantors") and The Bank of New York, as trustee (the "Trustee"). The Securities are required to be unconditionally guaranteed (the "Guarantees", on a senior unsecured basis as described in the Prospectus Supplement by RJRT and RJRA.

         The Company, RJRT and RJRA agree to issue and sell the Securities to the several Underwriters as provided in this Agreement, and each Underwriter, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, agrees, severally and not jointly, to purchase from the Company, RJRT and RJRA the respective principal amount of Securities set forth opposite such Underwriter's name in Schedule 1 hereto at a price equal to _____% of the principal amount thereof plus accrued interest, if any, from ______________, ____ to the Closing Date (as defined below). The Company, RJRT and RJRA will not be obligated to deliver any of the Securities except upon payment for all the Securities to be purchased as provided herein.

         Each of the Company, RJRT and RJRA understands that the Underwriters intend to make a public offering of the Securities as soon after the effectiveness of this Agreement as in the judgment of the Representatives is advisable, and initially to offer the Securities on the terms set forth in the Prospectus. Each of the

Company, RJRT and RJRA acknowledges and agrees that the Underwriters may offer and sell Securities to or through any affiliate of an Underwriter and that any such affiliate may offer and sell Securities purchased by it to or through any Underwriter.

         Payment for and delivery of the Securities shall be made at the offices of Davis Polk & Wardwell at 10:00 A.M., New York City time, on _____, ____, or at such other time or place on the same or such other date, not later than the fifth business day thereafter, as the Representatives and the Company may agree upon in writing.

         Payment for the Securities shall be made by wire transfer in immediately available funds to the account(s) specified by the Company to the Representatives against delivery to the nominee of The Depository Trust Company, for the account of the Underwriters, of one or more global notes representing the Securities (collectively, the "Global Note"), with any transfer taxes payable in connection with the sale of the Securities duly paid by the Company. The Global Note will be made available for inspection by the Representatives not later than 1:00 P.M., New York City time, on the business day prior to the Closing Date.

         Each of the Company, RJRT and RJRA and the Underwriters acknowledge and agree that the only information relating to any Underwriter that has been furnished to the Company in writing by any Underwriter through the Representatives expressly for use in the Registration Statement and the Prospectus (or any amendment or supplement thereto) consists of the following:
[insert references to appropriate paragraphs].

         All provisions contained in the document entitled R.J. Reynolds Tobacco Holdings, Inc. Debt Securities Underwriting Agreement Standard Provisions are incorporated by reference herein in their entirety and shall be deemed to be a part of this Underwriting Agreement to the same extent as if such provisions had been set forth in full herein, except that if any term defined in such Underwriting Agreement Standard Provisions is otherwise defined herein, the definition set forth herein shall control.

         This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument.

         If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.



                                       Very truly yours,



                                       By
                                         ---------------------------------------
                                         Title:


Accepted: __________, ____
[NAME(S) OF REPRESENTATIVE(S)]

For [itself] [themselves] and on behalf of the several Underwriters listed in Schedule 1 hereto.



By
  --------------------------------
        Authorized Signatory

                                                                      Schedule 1

                  Underwriter                                                   Principal Amount
                  -----------                                                   ----------------
                                                                                $




                                                                                ----------------
                                                  Total                         $

                                                                      Schedule 2

Representatives and Addresses for Notices:

Certain Terms of the Securities:

         Title of Securities: _____% Notes due 20__

         Aggregate Principal Amount of Securities: $____________

         Maturity Date: ___________, 20__

         Interest Rate: ____%

         Interest Payment Dates: ________ and ________, commencing ________,
                                 200_

         Record Dates: ________ and ________

         Redemption Provisions:

         [Other Provisions:]

                                                                         Annex B

           [Form of Opinion of Counsel for the Company, RJRT and RJRA]

         (a) The Registration Statement was declared effective under the Securities Act and the Indenture was qualified under the Trust Indenture Act as of the date and time specified in such opinion; the Prospectus Supplement was filed with the Commission pursuant to the subparagraph of Rule 424(b) under the Securities Act specified in such opinion on the date specified therein; and no order suspending the effectiveness of the Registration Statement has been issued by the Commission and no proceeding for that purpose has been initiated or, to the best knowledge of such counsel, threatened by the Commission.

         (b) The Registration Statement and the Prospectus and any amendments or supplements thereto (other than financial statements and related schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act; the documents incorporated by reference in the Registration Statement and the Prospectus, when filed with the Commission, conformed in all material respects with the requirements of the Exchange Act; and the Indenture complies as to form in all material respects with the requirements of the Trust Indenture Act.

         (c) Each of the Company, RJRT and RJRA has been duly organized and is validly existing and in good standing under the laws of jurisdiction of organization, is duly qualified to do business and is in good standing in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, and has all power and authority necessary to own or hold its properties and to conduct the businesses in which it is engaged, except where the failure to be so qualified or have such power or authority would not, individually or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

         (d) This Agreement has been duly authorized, executed and delivered by each of the Company, RJRT and RJRA.

         (e) The Indenture (1) is duly authorized, executed and delivered by each of the Company, RJRT and RJRA and (2) is a valid and binding agreement of each of the Company, RJRT and RJRA, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principles of equity.

         (f) The Securities have been duly authorized by each of the Company, RJRT and RJRA and, when duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of each of the

Company, RJRT and RJRA enforceable against each of the Company, RJRT and RJRA in accordance with their terms and will be entitled to the benefits of the Indenture; the Guarantees to be contained in the Indenture and to be endorsed on the Securities, assuming (a) the taking of all necessary corporate action to approve the issuance and terms of the Guarantees and related matters by the Board of Directors of each of RJRT and RJRA, a duly constituted and acting committee of such Board or duly authorized officers of each of RJRT and RJRA,
(b) the due execution, authentication, issuance and delivery of the Securities underlying the Guarantees upon payment for and delivery of the Securities in accordance with this Agreement and (c) the due execution, delivery and issuance of the Guarantees, will constitute the valid and legally binding obligation of each of RJRT and RJRA enforceable against each of RJRT and RJRA in accordance with its terms and entitled to the benefits of the Indenture, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principles of equity.

         (g) Each Transaction Document conforms in all material respects to the description thereof contained in the Registration Statement and the Prospectus.

         (h) The execution, delivery and performance by each of the Company, RJRT and RJRA of each of the Transaction Documents will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company, RJRT or RJRA, or any material agreement or other material instrument binding upon any of them, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company, RJRT or RJRA and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company, RJRT and RJRA of its obligations under any of the Transaction Documents except such as have been obtained under the Securities Act and the Trust Indenture Act and such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities.

         (i) After due inquiry, such counsel does not know of any legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of their properties is subject other than proceedings fairly summarized in all material respects in, or incorporated by reference into, the Registration Statement and the Prospectus and proceedings which such counsel believes are not likely to have a material adverse effect on the Company and its subsidiaries, taken as a whole, or on the power or ability of the Company, RJRT or RJRA to perform its obligations under the Transaction Documents or to consummate the transactions contemplated by the Registration Statement and the Prospectus.

         (j) The descriptions in the Prospectus of statutes, legal, governmental and regulatory proceedings and contracts and other documents are accurate in all material respects; and, to the best knowledge of such counsel,
(A) there are no current or pending legal, governmental or regulatory actions, suits or proceedings that are required under the

Securities Act to be described in the Prospectus and that are not so described and (B) there are no statutes, regulations or contracts and other documents that are required under the Securities Act to be filed as exhibits to the Registration Statement or described in the Prospectus and that have not been so filed or described.

         (k) None of the Company, RJRT or RJRA is or, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, will be an "investment company" or an entity "controlled" by an "investment company" within the meaning of the Investment Company Act.

         Such counsel shall also state that they have participated in conferences with representatives of each of the Company, RJRT and RJRA and with representatives of its independent accountants and counsel at which conferences the contents of the Registration Statement and the Prospectus and any amendment and supplement thereto and related matters were discussed and, although such counsel assume no responsibility for the accuracy, completeness or fairness of the Registration Statement, the Prospectus and any amendment or supplement thereto (except as expressly provided above), nothing has come to the attention of such counsel to cause such counsel to believe that the Registration Statement, at the Effective Time, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus or any amendment or supplement thereto as of its date and the Closing Date contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (other than the financial statements and other financial information contained therein, as to which such counsel need express no belief).

         In rendering such opinion, such counsel may rely as to matters of fact on certificates of responsible officers of the Company, RJRT and RJRA and public officials that are furnished to the Underwriters.

         The opinion of counsel described above shall be rendered to the Underwriters at the request of the Company, RJRT and RJRA and shall so state therein.